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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 13, 1999


                                  SAFEWAY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       1-00041                     94-3019135
           --------                       -------                     ----------
 (State or other jurisdiction     (Commission File Number)         (I.R.S. Employer
      of Incorporation)                                         Identification Number)



             5918 Stoneridge Mall Road, Pleasanton, California 94588
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)



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Item 5.  Other Events

        Safeway Inc. and Carr-Gottstein Foods Co. announced on April 13, 1999 that an Alaska court approved the February 9th Consent Decree, negotiated with the Alaska Attorney General, governing Safeway's proposed acquisition of Carr-Gottstein. Under the terms of the Consent Decree, Safeway is required, among other things, to sell seven Alaska stores of the combined company to an approved buyer or buyers after Safeway completes its acquisition of Carr-Gottstein.

        Safeway announced on April 16, 1999 that it had completed its acquisition of Carr-Gottstein. Carr-Gottstein has been merged with a wholly owned subsidiary of Safeway, and each outstanding share of Carr-Gottstein Common Stock has been converted into the right to receive $12.50 in cash.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 1999

                                            SAFEWAY INC.

                                            By: /s/ Michael C. Ross
                                                --------------------------------
                                                Michael C. Ross
                                                Senior Vice President,
                                                Secretary and General Counsel